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                                   FORUM FUNDS

                               INVESTORS BOND FUND

                               TAXSAVER BOND FUND


                       Supplement Dated November 30, 2001
                       to Prospectus Dated August 1, 2001


The section entitled "Investment Policies-TaxSaver Bond Fund" on page 8 of the Prospectus is amended to include the following additional disclosure:

The Fund may invest up to 35% of its total assets in issuers located in any one state, territory or possession.

The section entitled "Principal Investment Risks" on page 8 and 9 of the Prospectus is amended to include the following additional disclosure:

SPECIFIC RISKS OF TAXSAVER BOND FUND Economic or political factors in any one state or territory may adversely affect issuers of municipal securities of that state or territory. If the Fund invests up to 35% of its total assets in any one state or territory, the adverse economic or political factors characteristic of that state or territory will affect the Fund's net asset value more than if the Fund invested in more geographically diverse investments. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of more geographically diverse issuers.